UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 4, 2004

RAINBOW RENTALS, INC.

(Exact name of registrant as specified in its charter)

0-24333

(Commission File Number)

Ohio	34-1512520

(State of Incorporation)	(I.R.S. Employer Identification No.)

3711 Starr Centre Drive
Canfield, Ohio 44406

(Address of principal executive offices)

330-533-5363

(Registrant’s telephone number)

ITEMS 1-4.     NOT APPLICABLE

ITEM 5.     OTHER EVENTS

     On February 4, 2004, Rent-A-Center, Inc. (“Rent-A-Center”) and Rainbow Rentals, Inc. (“Rainbow”) jointly announced that they had entered into a definitive Agreement, dated as of February 4, 2004, among Rainbow, Rent-A-Center, and Eagle Acquisition Sub, Inc., an indirect wholly-owned subsidiary of Rent-A-Center. Pursuant to the Agreement, each then-outstanding Rainbow common share will be canceled and converted into, and become exchangeable for the right to receive $16 cash. The agreement also provides that each Rainbow option holder will receive for each option an amount equal to $16.00, less the option exercise price. The merger is subject to various conditions, including, among others, regulatory approval and approval by Rainbow’s shareholders.

     The joint press release announcing the Merger is attached as an exhibit hereto. This summary is qualified in its entirety by reference to the exhibit.

ITEM 6.     NOT APPLICABLE

ITEM 7(C).     EXHIBITS

Exhibit	Description

99.1	Press release of Rent-A-Center and Rainbow, dated February 4, 2004.

ITEMS 8- 12.     NOT APPLICABLE.

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SIGNATURE

     Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

RAINBOW RENTALS, INC.
(Registrant)

Dated: February 5, 2004	By:	/s/ Wayland J. Russell

Wayland J. Russell,
Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description

99.1	Press release of Rent-A-Center and Rainbow, dated February 4, 2004.

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